POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ David A. Bird
David A. Bird Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ Michael B. Boyle
Michael B. Boyle Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ James E. Hohmann
James E. Hohmann Director, President and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ JOHN C. LOUNDS
John C. Lounds Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ Samuel H. Pilch
Samuel H. Pilch Group Vice President and Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ John C. Pintozzi
John C. Pintozzi Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ George E. Ruebenson
George E. Ruebenson Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ Eric A. Simonson
Eric A. Simonson Director, Senior Vice President and Chief Investment Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ Kevin R. Slawin
Kevin R. Slawin Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ Michael J. Velotta
Michael J. Velotta Director, Senior Vice President, General Counsel and Secretary

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ Douglas B. Welch
Douglas B. Welch Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2008
/s/ Thomas J. Wilson
Thomas J. Wilson Director and Chairman of the Board